Exhibit 11

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the incorporation by reference of our reports dated January 23, 2002 and February 8, 2002 in this Registration Statement (Form N-1A No. 033-13019) of Worldwide Insurance Trust.


                                        /s/ Ernst & Young LLP

                                        ERNST & YOUNG LLP

New York, New York
April 9, 2002